SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549



                           FORM 8-K



                        CURRENT REPORT



              Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):  April 12, 1996




                         IES UTILITIES INC.
    (Exact name of registrant as specified in its charter)





          Iowa                        0-4117-1             42-0331370
(State or other jurisdiction        (Commission        (I.R.S. Employer
 of incorporation)                    File No.)         Identification No.)



IES Tower, Cedar Rapids, Iowa                                  52401
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:  319-398-4411



Item 5.  Other Events.

      G. Sharp Lannom, IV, Director of IES Utilities Inc., has resigned effective April 12, 1996.


      The resignation letter from Mr. Lannom is attached.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


(c)  Exhibits


      99   Letter dated April 12, 1996.


                          SIGNATURES



      Pursuant to the requirements of the Securities  Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                       IES UTILITIES INC.
                                          (Registrant)




                       By /s/        Stephen W. Southwick
                                          (Signature)
                                     Stephen W. Southwick
                               Vice President, General Counsel &
                                          Secretary


Date:        April 17, 1996